EXHIBIT 99.1

[BIONUTRICS GRAPHIC OMITTED]

Bionutrics, Inc.
Ronald Howard Lane, Ph.D.
Chairman, CEO
602.508.0112
www.bionutrics.com
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              BIONUTRICS ANNOUNCES THE FUNDING OF BRIDGE FINANCING

        FUNDING PROVIDED FOR PAYMENT TO EN-EM NOSTRUM REMEDIES PVT. LTD.

PHOENIX, AZ, October 7 2005 - Bionutrics, Inc., (BNRX.OB) a specialty pharmaceutical company engaged in the development and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs based upon proprietary drug delivery technologies (505(b)(2) applications),, announced today that on October 3, 2005, it received bridge financing in the amount $1,590,500. The proceeds of the financing were used to meet the Company's obligation to pay EN-EM Nostrum Remedies, Pvt. Ltd of Bombay, India ("En-Em") for research and development work undertaken on certain oral controlled-release generic and 505 (b)(2) prescription drug candidates rights to which the Company previously licensed fromNostrum Pharmaceuticals, Inc. of Edison, NJ.

Also on October 3, 2005, the Company entered into a placement agent agreement with Indigo Securities, LLC ("Indigo"), wherein Indigo agreed to act as Bionutrics' agent in securing certain debt and equity to finance the Company's operations and pending acquisition of Kirk Pharmaceuticals.

Ronald H. Lane, Ph.D., Bionutrics' Chairman and Chief Executive Officer stated, "This funding of the bridge loan and payment to En-Em is an important step for Bionutrics as we move towards development and commercialization of our Company's drug technology and the further execution of our business plan. The successful effort of Indigo in providing the Company with this financing is part of a broader program for Indigo to assist Bionutrics in securing operational and acquisition funding."

ABOUT BIONUTRICS:

Bionutrics is a specialty pharmaceutical company that has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release formulation technology. Bionutrics is in the process of commercializing an extended series of drug products based on these licensed assets. Bionutrics is employing the licensed technology in the development of an oral controlled-release generic and "505(b)(2)" pharmaceutical products portfolio. U.S. annual sales for the branded drugs targeted by the Company's oral controlled-release generic pipeline are approximately $7.6 billion. Bionutrics believes it has numerous "first to file" opportunities on ANDAs (abbreviated new drug applications) with the FDA in its drug portfolio.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THIS RELEASE CONTAINS FORWARD LOOKING STATEMENTS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WORDS SUCH AS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "WILL," "INTENDS" AND SIMILAR EXPRESSION'S, STATED OR IMPLIED, ARE INTENDED


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TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE
BASED UPON THE COMPANY'S CURRENT EXPECTATIONS AND INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS AND THE TIMING OF EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF THESE RISKS AND UNCERTAINTIES, WHICH INCLUDE OR MAY BE INHERIT IN, WITHOUT LIMITATION, THE COMPANY'S CURRENT EXPECTATIONS, BELIEF, FUTURE PLANS AND STRATEGIES, ANTICIPATED EVENTS OR TRENDS CONCERNING MATTERS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF THE NOTED ACQUISITION, SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING LOAN REQUIREMENTS, REGULATORY REQUIREMENTS AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS . THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES OF NEW PRODUCT DEVELOPMENT, CLINICAL TRIALS AND THEIR OUTCOMES, PRODUCT DEMAND AND MARKET ACCEPTANCE, RELIANCE ON KEY STRATEGIC ALLIANCES, POTENTIAL LITIGATION RELATED TO FILINGS OF ANDAS WITH THE FDA, COMPETITIVE FILINGS ON THE COMPANY'S BRAND TARGETS, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, FLUCTUATIONS IN OPERATING RESULTS AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTACT:

         Bionutrics, Inc.
         Ronald Howard Lane, Ph.D., Chairman, CEO
         602.508.0112
         www.bionutrics.com